GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Small Cap Growth Fund

Institutional Class Ticker: MXMSX

Investor Class (formerly Initial Class) Ticker: MXMTX

(the “Fund”)

Supplement dated May 12, 2017 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017 and the Statement of Additional Information

for Great-West Funds, Inc., dated May 1, 2017 (“SAI”)

Effective May 19, 2017 (the “Effective Date”), Putnam Investment Management, LLC (“Putnam”) will no longer be a sub-adviser to the Fund.

Therefore, as of the Effective Date, all references to Putnam in the Prospectus and Summary Prospectus and all references to Putnam with respect to the Fund in the SAI are hereby removed.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017 and the current Statement of Additional Information for Great-West Funds, Inc., dated May 1, 2017.

Please keep this Supplement for future reference.